                                                                    EXHIBIT 99.h


                            FINANCIAL STATEMENTS AND
                          INDEPENDENT AUDITORS' REPORT

                           GEARY COURTYARD ASSOCIATES

                               DECEMBER 31, 1994

                           Geary Courtyard Associates



                               TABLE OF CONTENTS

                                                                          PAGE

INDEPENDENT AUDITORS' REPORT                                                 3


FINANCIAL STATEMENTS


     STATEMENT OF ASSETS, LIABILITIES AND PARTNERS'
       DEFICIT - INCOME TAX BASIS                                            5


     STATEMENT OF PROFIT AND LOSS - INCOME TAX BASIS                         6


     STATEMENT OF PARTNERS' DEFICIT - INCOME TAX BASIS                       8


     STATEMENT OF CASH FLOWS - INCOME TAX BASIS                              9


     NOTES TO FINANCIAL STATEMENTS                                          10


SUPPLEMENTAL INFORMATION


     SCHEDULE OF CAPITAL IMPROVEMENTS RECLASSIFIED
       TO OPERATING EXPENSES                                                18

                          INDEPENDENT AUDITORS' REPORT



To the Partners
Geary Courtyard Associates

     We have audited the accompanying statement of assets, liabilities and partners' deficit - income tax basis of Geary Courtyard Associates as of December 31, 1994, and the related statements of profit and loss - income tax basis (on HUD Form No. 92410), partners' deficit - income tax basis and cash flows -income tax basis for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     As described in Note A, these financial statements were prepared on the basis of accounting the Partnership uses for income tax purposes, which is a comprehensive basis of accounting other than generally accepted accounting principles.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the assets, liabilities and partners' deficit of Geary Courtyard Associates as of December 31, 1994, and its profit and loss, changes in partners' deficit and cash flows for the year then ended, on the basis of accounting described in Note A.

     As discussed in Note C, the Partnership was in default with regard to its mortgage due to its inability to generate sufficient cash flow to meet its contractual obligation. The Partnership's lender, an affiliated entity, has represented that it will not foreclose on the Partnership's defaulted loan prior to January 2, 1996, While the lender has no immediate plans to foreclose on the property subsequent to that date, the Partnership does not expect to be able to cure the default at that time. Therefore, there can be no assurance that the lender will not execute its rights under the loan agreement subsequent to that date.

     Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information, has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.



Baltimore, Maryland
January 12, 1995

                           Geary Courtyard Associates

   STATEMENT OF ASSETS, LIABILITIES AND PARTNERS' DEFICIT - INCOME TAX BASIS

                               December 31, 1994



                                    ASSETS

INVESTMENT IN REAL ESTATE
 Building                                                   $19,276,225
 Furniture and equipment                                        318,066
                                                            -----------
                                                             19,594,291
 Less accumulated depreciation                                1,124,340
                                                            -----------
                                                             18,469,951
 Land                                                         3,429,188
                                                            -----------
                                                             21,899,139
                                                            -----------

OTHER ASSETS
 Cash                                                            64,810
 Tenant accounts receivable                                      35,893
 Prepaid expenses                                                40,035
 Tenant security deposits                                        30,587
 Mortgage escrows                                                59,796
 Replacement reserve                                             62,314
 Loan costs, net of accumulated amortization
  of $30,475                                                    113,322
                                                            -----------
                                                                406,757
                                                            -----------
                                                            $22,305,896
                                                            ===========


                       LIABILITIES AND PARTNERS' DEFICIT

LIABILITIES APPLICABLE TO INVESTMENT IN REAL ESTATE

 Mortgages payable                                          $18,900,000
 Deferred interest payable                                      818,160
 Accrued interest payable - mortgages                         4,743,903
 Accrued mortgage servicing fee                                 475,110
                                                            -----------
                                                             24,937,173

OTHER LIABILITIES
 Accounts payable                                                78,248
 Tenant security deposits                                        36,071
 Obligations under capital leases                                24,400
                                                            -----------
                                                             25,075,892

PARTNERS' DEFICIT                                            (2,769,996)
                                                            -----------
                                                            $22,305,896
                                                            ===========

                       See notes to financial statements

Statement of Profit and                             U.S. DEPARTMENT OF HOUSING
Loss - Income Tax Basis                             AND URBAN DEVELOPMENT
                                                    Office of Housing
                                                    Federal Housing Commissioner

                                                                          [LOGO]
                                       OMB Approval No. 2502-0052 (exp. 8/31/92)

Public Reporting Burden for this collection of information is estimated to average 1.0 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to the Reports Management Officer, Office of Information Policies and Systems, U.S. Department of Housing and Urban Development, Washington, D.C. 20410-3600, and to the Office of Management and Budget Paperwork Reduction Project (2502-0052), Washington, D.C. 20503. Do not send this completed form to either of these addresses.

-------------------------------------------------------------------------------------------------------------------
For Month/Period                       Project Number:                  Project Name:
Beginning: 1/1/94    Ending: 12/31/94    N/A                              Geary Courtyard Apartments
-------------------------------------------------------------------------------------------------------------------
Part I                DESCRIPTION OF ACCOUNT                          ACCOUNT NO.       AMOUNT*
-------------------------------------------------------------------------------------------------------------------
                Apartments or Member Carrying Charges (Coops)              5120       $  526,459
                --------------------------------------------------------------------------------
                Tenant Assistance Payments                                 5121       $
                --------------------------------------------------------------------------------
   RENTAL       Furniture and Equipment                                    5130       $
                --------------------------------------------------------------------------------
   INCOME       Stores and Commercial                                      5140       $
                --------------------------------------------------------------------------------
    5100        Garage and Parking Spaces                                  5170       $   61,505
                --------------------------------------------------------------------------------
                Flexible Subsidy Income                                    5180       $
                --------------------------------------------------------------------------------
                Miscellaneous (Specify) - Corporate rentals                5190       $1,307,165
                ---------------------------------------------------------------------------------------------------
                TOTAL RENT REVENUE   Potential at 100% Occupancy                                         $1,895,129
-------------------------------------------------------------------------------------------------------------------
                Apartments                                                 5220       $(  23,188)
                --------------------------------------------------------------------------------
                Furniture and Equipment                                    5230       $(        )
                --------------------------------------------------------------------------------
  VACANCIES     Stores and Commercial                                      5240       $(        )
                --------------------------------------------------------------------------------
    5200        Garage and Parking Spaces                                  5270       $(        )
                --------------------------------------------------------------------------------
                Miscellaneous (Specify) - Corporate apartments             5290       $( 136,822)
                ---------------------------------------------------------------------------------------------------
                TOTAL VACANCIES                                                                          $ (160,010)
                ---------------------------------------------------------------------------------------------------
                NET RENTAL REVENUE   Rent Revenue Less Vacancies                                         $1,735,119
-------------------------------------------------------------------------------------------------------------------
                ELDERLY AND CONGREGATE SERVICES INCOME-5300
                TOTAL SERVICE INCOME (SCHEDULE ATTACHED)                   5300       $                   $
-------------------------------------------------------------------------------------------------------------------
                Interest Income-Project Operations                         5410       $      666
                --------------------------------------------------------------------------------
  FINANCIAL     Income from Investments-Residential Receipts               5430       $
                --------------------------------------------------------------------------------
   REVENUE      Income from Investments-Reserve for Replacement            5440       $    1,649
                --------------------------------------------------------------------------------
    5400        Income from Investments-Mortgage Escrows                   5490       $    2,461
                ---------------------------------------------------------------------------------------------------
                TOTAL FINANCIAL REVENUE                                                                  $    4,776
-------------------------------------------------------------------------------------------------------------------
                Laundry and Vending                                        5910       $   19,453
                --------------------------------------------------------------------------------
                NSF and Late Charges                                       5920       $    1,286
                --------------------------------------------------------------------------------
   OTHER        Damages and Cleaning Fees                                  5930       $   10,503
                --------------------------------------------------------------------------------
  REVENUE       Forfeited Tenant Security Deposits                         5940       $      670
                --------------------------------------------------------------------------------
   5900         Other Revenue (Specify) - Admin. fee - $11,234,
                  Other - $320, Misc. Project Inc. - $984,
                  Drycleaning rev. - $1,347, Net furn. rent -
                  $5,382, Other Rental, Inc. - $2,830, Lease Break,
                  Inc. - $1,650, Collections - $1,206                                 $   24,953
                ---------------------------------------------------------------------------------------------------
                TOTAL OTHER REVENUE                                                                      $   56,865
                ---------------------------------------------------------------------------------------------------
                TOTAL REVENUE                                                                            $1,796,760
-------------------------------------------------------------------------------------------------------------------
                Advertising                                                6210       $   44,097
                --------------------------------------------------------------------------------
                Other Renting Expenses - See Note F                        6250       $   64,412
                --------------------------------------------------------------------------------
                Office Salaries                                            6310       $   16,815
                --------------------------------------------------------------------------------
                Office Supplies                                            6311       $    8,730
                --------------------------------------------------------------------------------
                Office or Model Apartment Rent                             6312       $
                --------------------------------------------------------------------------------
ADMINISTRATIVE  Management Fee                                             6320       $   78,350
                --------------------------------------------------------------------------------
EXPENSES        Manager or Superintendent Salaries                         6330       $   41,144
                --------------------------------------------------------------------------------
6200/6300       Manager or Superintendent Rent Free Unit                   6331       $   32,439
                --------------------------------------------------------------------------------
                Legal Expenses (Project)                                   6340       $   11,596
                --------------------------------------------------------------------------------
                Auditing Expenses (Project)                                6350       $   14,673
                --------------------------------------------------------------------------------
                Bookkeeping Fees/Accounting Services                       6351       $    4,365
                --------------------------------------------------------------------------------
                Telephone and Answering Services                           6360       $   13,227
                --------------------------------------------------------------------------------
                Bad Debts                                                  6370       $    9,984
                --------------------------------------------------------------------------------
                Misc. Administrative Expenses (Specify) - See Note G       6390       $   84,601
                ---------------------------------------------------------------------------------------------------
                TOTAL ADMINISTRATIVE EXPENSES                                                            $  424,433
-------------------------------------------------------------------------------------------------------------------
                Fuel Oil/Coal                                              6420       $
                --------------------------------------------------------------------------------
  UTILITIES     Electricity                                                6450       $   32,924
                --------------------------------------------------------------------------------
   EXPENSE      Water                                                      6451       $    9,398
                --------------------------------------------------------------------------------
    6400        Gas                                                        6452       $   15,995
                --------------------------------------------------------------------------------
                Sewer                                                      6453       $   13,949
                ---------------------------------------------------------------------------------------------------

* All amounts must be rounded      Page 1 of 2             form HUD-92410 (7/91)
  to the nearest dollar, $.50                                ref Handbook 4370.2
  and over, round up - $.49 and
  below round down.
                                  (continued)

                ---------------------------------------------------------------------------------------------------
                TOTAL UTILITIES EXPENSE                                                                  $   72,266
-------------------------------------------------------------------------------------------------------------------

* All amounts must be rounded      Page 1 of 2             form HUD-92410 (7/91)
  to the nearest dollar, $.50                                ref Handbook 4370.2
  and over, round up - $.49 and
  below round down.
                                  (continued)

------------------------------------------------------------------------------------------------
                Janitor and Cleaning Payroll                               6510       $   31,085
                --------------------------------------------------------------------------------
                Janitor and Cleaning Supplies                              6515       $    3,284
                --------------------------------------------------------------------------------
                Janitor and Cleaning Contract                              6517       $
                --------------------------------------------------------------------------------
                Exterminating Payroll/Contract                             6519       $
                --------------------------------------------------------------------------------
                Exterminating Supplies                                     6520       $    1,392
                --------------------------------------------------------------------------------
                Garbage and Trash Removal                                  6525       $   11,177
                --------------------------------------------------------------------------------
                Security Payroll/Contract                                  6530       $   69,674
                --------------------------------------------------------------------------------
                Grounds Payroll                                            6535       $    5,700
                --------------------------------------------------------------------------------
                Grounds Supplies                                           6536       $    2,734
                --------------------------------------------------------------------------------
OPERATING AND   Grounds Contract                                           6537       $
                --------------------------------------------------------------------------------
 MAINTENANCE    Repairs Payroll                                            6540       $   13,328
                --------------------------------------------------------------------------------
  EXPENSES      Repairs Material                                           6541       $   15,752
                --------------------------------------------------------------------------------
   6500         Repairs Contract                                           6542       $
                --------------------------------------------------------------------------------
                Elevator Maintenance/Contract                              6545       $   11,103
                --------------------------------------------------------------------------------
                Heating/Cooling Repairs and Maintenance                    6546       $
                --------------------------------------------------------------------------------
                Swimming Pool Maintenance/Contract                         6547       $
                --------------------------------------------------------------------------------
                Snow Removal                                               6548       $
                --------------------------------------------------------------------------------
                Decorating Payroll/Contract                                6560       $   13,377
                --------------------------------------------------------------------------------
                Decorating Supplies                                        6561       $    9,810
                --------------------------------------------------------------------------------
                Other                                                      6570       $
                --------------------------------------------------------------------------------
                Miscellaneous Operating and Maintenance Expenses - Fire
                alarm service - $7,753, Recre. supplies - $7,079           6590       $   14,832
                ----------------------------------------------------------------------------------------------------
                TOTAL OPERATING AND MAINTENANCE EXPENSES                                                 $   203,248
--------------------------------------------------------------------------------------------------------------------
                Real Estate Taxes                                          6710       $  169,035
                --------------------------------------------------------------------------------
                Payroll Taxes (FICA)                                       6711       $   25,716
                --------------------------------------------------------------------------------
                Miscellaneous Taxes, Licenses and Permits                  6719       $    5,215
                --------------------------------------------------------------------------------
  TAXES AND     Property and Liability Insurance (Hazard)                  6720       $   36,964
                --------------------------------------------------------------------------------
  INSURANCE     Fidelity Bond Insurance                                    6721       $
                --------------------------------------------------------------------------------
    6700        Workmen's Compensation                                     6722       $    9,520
                --------------------------------------------------------------------------------
                Health Insurance & Other Employee Benefits                 6723       $   31,417
                --------------------------------------------------------------------------------
                Other Insurance (Specify)                                  6729       $
                ----------------------------------------------------------------------------------------------------
                TOTAL TAXES AND INSURANCE                                                                $   277,867
--------------------------------------------------------------------------------------------------------------------
                Interest on Bonds Payable                                  6810       $
                --------------------------------------------------------------------------------
                Interest on Mortgage Payable                               6820       $1,731,825
                --------------------------------------------------------------------------------
FINANCIAL       Interest on Notes Payable (Long-Term)                      6830       $
                --------------------------------------------------------------------------------
EXPENSES        Interest on Notes Payable (Short-Term)                     6840       $
                --------------------------------------------------------------------------------
6800            Mortgage Insurance Premium/Service Charge                  6850       $  118,125
                --------------------------------------------------------------------------------
                Miscellaneous Financial Expenses - Int. on cap. lease -
                $6,360, Trustee fee - $5,400, City fee - $22,500,
                Other - $915                                               6890       $   35,175
                ----------------------------------------------------------------------------------------------------
                TOTAL FINANCIAL EXPENSES                                                                 $ 1,885,125
--------------------------------------------------------------------------------------------------------------------
ELDERLY &       Total Service Expenses-Schedule Attached                   6900                          $
                ----------------------------------------------------------------------------------------------------
CONGREGATE      Total Cost of Operations Before Depreciation                                             $ 2,862,939
                ----------------------------------------------------------------------------------------------------
SERVICE         PROFIT (LOSS) BEFORE DEPRECIATION                                                        $(1,066,179)
                ----------------------------------------------------------------------------------------------------
EXPENSES        Depreciation (Total)-6600 (Specify)                        6600                          $   775,839
                ----------------------------------------------------------------------------------------------------
6900            OPERATING PROFIT OR (LOSS)                                                               $(1,842,018)
--------------------------------------------------------------------------------------------------------------------
CORPORATE OR    Officer Salaries                                           7110       $
                --------------------------------------------------------------------------------
MORTGAGOR       Legal Expenses (Entity)                                    7120       $
                --------------------------------------------------------------------------------
ENTITY          Taxes (Federal-State-Entity)                              7130-32     $
                --------------------------------------------------------------------------------
EXPENSES        Other Expenses (Entity) - Amortization                     7190       $   20,055
                ----------------------------------------------------------------------------------------------------
7100            TOTAL CORPORATE EXPENSES                                                                 $    20,055
                ----------------------------------------------------------------------------------------------------
                NET PROFIT OR (LOSS)                                                                     $(1,862,073)


Warning: HUD will prosecute false claims and statements. Conviction may result in criminal and/or civil penalties (18 U.S.C. 1001, 1010, 1012; 31 U.S.C. 3729,
3802) Miscellaneous or other Income and Expenses Sub-account Groups. If miscellaneous or other Income and/or expense sub-accounts (5190, 5290, 5490, 5990, 6390, 6590, 6729, 6890, and 7190) exceed the Account Groupings by 10% or more, attach a separate schedule describing or explaining the miscellaneous income or expense.

--------------------------------------------------------------------------------------------------------------------
PART II
--------------------------------------------------------------------------------------------------------------------

1.  Total principal payments required under the mortgage, even if payments under a Workout Agreement
    are less or more than those required under the mortgage.                                             $       N/A

 .  Replacement Reserve deposits required by the Regulatory Agreement or Amendments thereto, even if
    payments may be temporarily suspended or waived.                                                     $    28,704

3.  Replacement or Painting Reserve releases which are included as expense items on the Profit and
    Loss statement.                                                                                      $      NONE

4.  Project Improvement Reserve Releases under the Flexible Subsidy Program that are included as
    expense items on this Profit and Loss statement.                                                     $       N/A
--------------------------------------------------------------------------------------------------------------------

                                   Page 2 of 2                  Form  HUD-92410

                       See notes to financial statements

                           Geary Courtyard Associates

               STATEMENT OF PARTNERS' DEFICIT - INCOME TAX BASIS

                          Year ended December 31, 1994



Partners' deficit, beginning                                   $  (907,923)

Net loss                                                        (1,862,073)
                                                               -----------

Partners' deficit, ending                                      $(2,769,996)
                                                               ===========

                       See notes to financial statements

                           Geary Courtyard Associates

                   STATEMENT OF CASH FLOWS - INCOME TAX BASIS

                          Year ended December 31, 1994



Cash flows from operating activities
  Net loss                                                     $(1,862,073)
  Adjustments to reconcile net loss to net cash
  provided by operating activities
    Depreciation                                                   775,839
    Amortization                                                    20,055
    Changes in assets and liabilities
      Increase in tenant accounts receivable                       (14,905)
      Increase in prepaid expenses                                 (23,111)
      Decrease in net tenants' security deposits                     4,150
      Increase in mortgage escrows                                 (12,303)
      Increase in accounts payable                                  57,486
      Increase in accrued mortgage servicing fee                   118,125
      Increase in accrued interest payable                       1,130,496
                                                               -----------
          Net cash provided by operating activities                193,759
                                                               -----------
Cash flows from investing activities
  Payments made for fixed asset additions                         (110,472)
  Decrease in replacement reserve                                   10,976
                                                               -----------
          Net cash used in investing activities                    (99,496)
                                                               -----------
Cash flows from financing activities
  Principal payments under capital lease                           (48,576)
                                                               -----------
          Net cash used in financing activities                    (48,576)
                                                               -----------
          NET INCREASE IN CASH                                      45,687
Cash, beginning                                                     19,123
                                                               -----------
Cash, ending                                                   $    64,810
                                                               ===========
Supplemental disclosure of cash flow information
  Cash paid for interest (including $6,360
    paid under capital lease agreement)                        $   607,689
                                                               ===========

                       See notes to financial statements

                          Geary Courtyard Associates

                         NOTES TO FINANCIAL STATEMENTS

                               December 31, 1994


NOTE A - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING
         POLICIES

  The Partnership was formed as a limited partnership under the laws of the
  State of California on December 23, 1985, for the   purpose of constructing,
  owning and operating a 164-unit rental housing project. The high-rise project, located at 639 Geary Street, San Francisco, California operates under the name of Geary Courtyard Apartments and consists of studio and one bedroom apartments which are leased as both corporate apartments and market rate units, of which 20% have been set aside for persons with low or moderate incomes within the meaning of Section 103(b)(4)(A) of the Internal Revenue Code. All leases between the Partnership and tenants of the property are operating leases.

  Financing has been provided by Capital Realty Investors Tax Exempt Fund III Limited Partnership from the proceeds of tax exempt Multifamily Housing Revenue Bonds. The Partnership is regulated as to the operation of the project under a regulatory agreement with the City and County of San Francisco.

  On June 30, 1993, the 1% general partner interest and the 99% limited partner interest were transferred to CRICO of Geary Courtyard, Inc. and CRICO Holdings, Inc., affiliates of CRITEF III, in satisfaction of certain defaults under the loan and guarantee agreements executed by the Partnership and the former general partner. This transfer resulted in a technical termination of the Partnership for federal income tax reporting purposes, as well as a step-up in the basis of the investment in real estate to its fair market value, as of the date of the transfer.

  Income Tax Basis of Accounting
  ------------------------------

  The Partnership maintains its accounts and the financial statements have been prepared on the accounting basis used for income tax purposes.

  Loan Costs
  ----------

  Loan costs are being amortized on a straight-line method over the remaining terms of the mortgages.

  Tenant Security Deposits
  ------------------------

  Tenant security deposits are held in a separate interest bearing bank account in the name of the Partnership.

                           Geary Courtyard Associates

                               December 31, 1994


NOTE A - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING
         POLICIES - Continued

  Investment in Real Estate
  -------------------------

  Investment in real estate is carried at cost, which is not in excess of net realizable value. Depreciation is provided for in amounts sufficient to relate the cost of depreciable assets to operations over their estimated service lives using accelerated methods.

  Rental Income
  -------------

  Rental income is recognized as rentals are received.

  Income Taxes
  ------------

  No provision or benefit for income taxes has been included in these financial statements since taxable income or loss passes through to, and is reportable by, the partners individually.


NOTE B - CAPITAL LEASES

  The Partnership leases furniture under capital leases between the Partnership and R&B Rehabilitation Services, Inc., an affiliate of the management agent. These assets are included in furniture and equipment. The following is a schedule by years of future minimum lease payments under the capital leases together with the present value of the minimum lease payments as of December 31, 1994:

          Year ending December 31:
                  1995                                     $26,276
          Less amount representing interest                  1,876
                                                           -------
          Present value of net minimum lease
            payments                                       $24,400
                                                           =======

                           Geary Courtyard Associates

                               December 31, 1994


NOTE C - RELATED PARTY TRANSACTIONS

  The general partner of the Partnership, CRICO of Geary Courtyard, Inc., a Maryland corporation, is a related party to the managing general partner of the general partner of the holder of the mortgage for the project.

  Mortgages Payable
  -----------------

  The first and second mortgages payable to CRITEF III in the combined amount of $18,900,000 have been funded partially through the sale of City and County of San Francisco Multifamily Housing Revenue Bonds ($18,000,000) and partially through a working capital loan from CRITEF III ($900,000). The mortgages are secured by first and second deeds of trust against the rental property and an assignment of rents.

  While the underlying City and County of San Francisco tax exempt Multifamily Housing Revenue Bonds mature on December 1, 2008 (a twenty-year term), the project's mortgage loans securing the bonds have terms not to exceed ten years. Principal is not amortized during the term of the loans and is due in a lump-sum payment on maturity of the mortgage (November 1, 1999) or at such earlier time as CRITEF III may require under terms of the Indenture of Trust. The mortgages may not be prepaid during the first seven years of the loan and may be renegotiated between the seventh and tenth years.

  As of December 31, 1994, the Partnership was in default with regard to its mortgage due to its inability to generate sufficient cash flow to meet its contractual obligations under this agreement. CRITEF has not exercised its contractual rights and remedies provided under the mortgage. CRITEF has represented that it will not foreclose on the project through Janaury 2, 1996.

  Interest is determined by the sum of three component rates, a base interest rate, a primary contingent interest rate and a supplemental contingent interest rate described as follows:

  Base Interest accrues at a rate of 9.085% for the mortgage backed bond loan
  -------------
  and 11.7% for the working capital loan and is to be paid monthly from project operations. At December 31, 1994, unpaid base interest amounted to $4,743,903. At December 31, 1994, compounding interest calculated on the outstanding base interest of $871,846 has not been recorded.

                           Geary Courtyard Associates

                               December 31, 1994

NOTE C - RELATED PARTY TRANSACTIONS - Continued

  In addition, for the first twenty months a construction period deferred base interest was payable only as a priority distribution from the proceeds available upon sale or refinancing and accrued at the rate of 2.285% for the first year (construction period) and 1.81% for the next eight months (rent-up period). The accrued construction period deferred base interest was $818,160 at December 31, 1994.

  Primary Contingent Interest is payable quarterly and only as a priority
  ---------------------------
  distribution from first available net cash flow. The primary contingent interest is to be paid currently each quarter if net cash flow is available on a noncumulative basis. The total primary contingent interest cannot exceed a maximum rate of 1.5% for the period from September 1, 1991 to December 31, 1994; 2.206% for the period from January 1, 1994 until December 31, 1997, and 1.5% thereafter on both the bond and working capital mortgage loans. During the year ended December 31, 1994, there was no net cash flow available to pay primary contingent interest.

  Supplemental Contingent Interest is payable quarterly only from the available
  --------------------------------
  net cash flow remaining after payment of primary contingent interest. The supplemental contingent interest is to be paid currently each quarter if net cash flow after payment of primary contingent interest is available on a noncumulative basis. The total supplemental contingent interest cannot exceed a maximum rate of 5.415% on the bond mortgage and 6.3% on the working capital mortgage. However, for the period from January 1, 1994 through December 31, 1995 the interest rate shall be 4.709% for the bond mortgage and 5.594% for the working capital mortgage. During the year ended December 31, 1994, there was no net cash flow available to pay supplemental contingent interest.

  Shortfalls in Contingent Interest are to be paid as a priority distribution upon sale or refinancing of the project as follows:

    1. All primary contingent interest calculated and unpaid shall be paid from net sales or refinance proceeds, if available, after the payment of all outstanding principal on the mort-gages and any base interest, deferred base interest and various fees related to the bonds that are unpaid at the time of sale or refinancing.

                           Geary Courtyard Associates

                               December 31, 1994


NOTE C - RELATED PARTY TRANSACTIONS - Continued

    2. All supplemental contingent interest calculated and unpaid shall be paid from net sales or refinance proceeds remaining after the payment of the shortfall, if any, in primary contingent interest.

  At December 31, 1994, primary and supplemental contingent interest of $5,697,900 has not been recorded.

  A summary of interest incurred on the mortgages for the year ended December 31, 1994 is as follows:

                                                   Currently
                                       Deferred     Payable      Total
                                      ----------  -----------  ----------

  Base interest                       $        -  $1,731,825   $1,731,825
  Primary contingent interest            416,934           -      416,934
  Supplemental contingent interest       897,966           -      897,966
                                      ----------  ----------   ----------
      Total interest incurred          1,314,900   1,731,825   $3,046,725
                                                               ==========
  Accrued interest payable,
    beginning                          4,383,000   4,431,567

  Interest paid                                -    (601,329)
                                      ----------  ----------
  Accrued interest payable, ending    $5,697,900  $5,562,063
                                      ==========  ==========

  Mortgage Administration and Servicing Fee is payable monthly to the servicer
  -----------------------------------------
  at an amount equal to .625% per annum of the outstanding principal amount of the bonds and working capital loan and amounted to $118,125 for the year ending December 31, 1994. This fee is to be paid only from available net cash flow. During 1994, there was no net cash flow available to pay the mortgage administration and servicing fee, accordingly, the entire $118,125 fee has been accrued and at December 31, 1994, $475,110 is outstanding.

  Mortgage Escrows and Replacement Reserve Activity
  -------------------------------------------------

  For the year ending December 31, 1994, cash and investments held by the bond trustee consist of the following:

                           Geary Courtyard Associates

                               December 31, 1994


NOTE C - RELATED PARTY TRANSACTIONS - Continued

                                     Mortgage   Replacement
                                     Escrows      Reserve
                                    ----------  ------------

    Balance at December 31, 1993    $  47,493      $ 73,291
    Deposits                          266,800        28,704
    Withdrawals
      City fees                       (22,500)
      Trustee fees                     (5,400)
      Real estate taxes              (169,035)
      Insurance                       (60,023)
      Reserves disbursements                -       (41,330)
      Service fees                          -          (142)
    Interest earned                     2,461         1,791
                                    ---------      --------
    Balance at December 31, 1994    $  59,796      $ 62,314
                                    =========      ========

  Mortgage Escrows
  ----------------

  The Partnership is required to make monthly deposits for both real estate taxes and insurance premiums to the mortgage escrow account maintained by CRICO Mortgage Company, Inc. During the year ending December 31, 1994, the Partnership made all required deposits to this escrow account. The servicer is a related party of the general partner of the Partnership.

  Replacement Reserve
  -------------------

  In accordance with the terms of the regulatory agreement, the Partnership was required to make monthly deposits to the replacement reserve which was held by CRICO Mortgage Company, Inc. The Fund is to be used for the replacement of project assets. The required deposit into the replacement reserve account for the year ending December 31, 1994 is $28,704.


NOTE D - CITY AND TRUSTEE FEES

  The City Fee is payable quarterly to the City and County of San Francisco in the amount of .125% of the outstanding principal amount of the bonds. During the year ended December 31, 1994, $22,500 was paid and charged to operations.

                           Geary Courtyard Associates

                               December 31, 1994


NOTE D - CITY AND TRUSTEE FEES - Continued

  Trustee Fees are payable annually to the Bankers Trust Company of California National Association of California in the amount of .03% of the outstanding principal amount of the bonds. During the year ended December 31, 1994, the entire $5,400 annual fee was paid and charged to operations.


NOTE E - MANAGEMENT FEES

  The property is managed by R&B Realty Group, an unaffiliated entity, pursuant to a management agreement, which has an initial term of one year with annual automatic renewal terms until notice is given of cancellation. The current management agreement provides for a management fee of 4% of monthly rental collections. Such fees charged to operations during the year ended December 31, 1994 were $69,061.


NOTE F - OTHER RENTING EXPENSES

  Other renting expenses consist of the following:

      Corporate sales                       $55,874
      Concessions                             8,538
                                            -------
                                            $64,412
                                            =======


NOTE G - MISCELLANEOUS ADMINISTRATIVE EXPENSES

  Miscellaneous administrative expenses consist of the following:

      Leasing salaries                      $44,315
      Recreation director                    23,545
      Other                                      12
      Credit information                     14,741
      Armored car                             1,988
                                            -------
                                            $84,601
                                            =======


NOTE H - FIXED ASSET ADDITIONS

  During 1994, the Partnership incurred $110,472 for fixed asset additions related to the conversion of vacant space originally intended for commercial use to a leasing office and community room.

                            SUPPLEMENTAL INFORMATION

                           Geary Courtyard Associates

                        SCHEDULE OF CAPITAL IMPROVEMENTS
                       RECLASSIFIED TO OPERATING EXPENSES

                          Year ended December 31, 1994


                                                       Account
Description                   Account Name             Number       Amount
--------------------       -------------------         -------      ------

Carpeting                  Decorating supplies           6561       $7,718
Radio                      Repairs material              6541        1,248
Exercise equipment         Misc. maintenance
                           expense                       6590          842
Telephone system           Repairs material              6541        1,131
                                                                    ------
                                                                    $10,939
                                                                    =======

                                     - 19 -